THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS
WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF
THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED
IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO NEPTUNE INDUSTRIES, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.


_______ Shares of Common Stock
Right to Purchase _______ shares of Common Stock of
Neptune Industries, Inc. (subject to adjustment as provided herein)

NEPTUNE INDUSTRIES, INC.
COMMON STOCK PURCHASE WARRANT
No. ____
		Issue Date:
___________, 2006
      NEPTUNE INDUSTRIES, INC., a
corporation organized under the
laws of the State
of Florida (the ?Company?), hereby
certifies that, for value
received,
__________________________________
, at
__________________________________
, or its assigns
(the ?Holder?), is entitled,
subject to the terms set forth
below, to purchase from the
Company
at any time after the Issue Date
until 5:00 p.m., Eastern Time on
the fifth (5th) anniversary
of the Issue Date (the ?Expiration
Date?), up to ___________ fully
paid and nonassessable
shares of Common Stock at a per
share purchase price of $0.50.
The purchase price per
share, as adjusted from time to
time as herein provided, is
referred to herein as the
"Purchase Price."  The number and
character of such shares of Common
Stock and the
Purchase Price are subject to
adjustment as provided herein.
The Company may reduce the
Purchase Price without the consent
of the Holder.

       As used herein the
following terms, unless the
context otherwise requires, have
the following
respective meanings:
       (a)	The term ?Company?
shall include Neptune Industries,
Inc. and any corporation which
shall
succeed or assume the obligations
of Neptune Industries, Inc.
hereunder.
       (b)	The term ?Common
Stock? includes (a) the Company's
Common Stock, $0.001 par value
per share, as authorized on the
date of this Warrant, and (b) any
other securities into which or for
which any
of the securities described in (a)
may be converted or exchanged
pursuant to a plan of
recapitalization,
reorganization, merger, sale of
assets or otherwise.
       (c)	The term ?Other
Securities? refers to any stock
(other than Common Stock) and
other
securities of the Company or any
other person (corporate or
otherwise) which the holder of the
Warrant at
any time shall be entitled to
receive, or shall have received,
on the exercise of the Warrant, in
lieu of or in
addition to Common Stock, or which
at any time shall be issuable or
shall have been issued in exchange
for
or in replacement of Common Stock
or Other Securities pursuant to
Section 6 or otherwise.
       (d)	The term ?Warrant
Shares? shall mean the Common
Stock issuable upon exercise of
this
Warrant.
       1.	Exercise of Warrant.
             1.1.	Number of Shares
Issuable upon Exercise.  From and
after the Issue Date through
and including the Expiration Date,
the Holder hereof shall be
entitled to receive, upon exercise
of this
Warrant in whole in accordance
with the terms of subsection 1.2
or upon exercise of this Warrant
in part in
accordance with subsection 1.3,
shares of Common Stock of the
Company, subject to adjustment
pursuant
to Section 3.
             1.2.	Full Exercise.
             (a) This Warrant may
be exercised in full by the Holder
hereof by delivery of an original
or
facsimile copy of the form of
subscription attached as Exhibit A
hereto (the ?Subscription Form")
duly
executed by such Holder and
surrender of the original Warrant
within four (4) days of exercise,
to the
Company at its principal office or
at the office of its Warrant Agent
(as provided hereinafter),
accompanied
by payment, in cash, wire transfer
or by certified or official bank
check payable to the order of the
Company, in the amount obtained by
multiplying the number of shares
of Common Stock for which this
Warrant is then exercisable by the
Purchase Price then in effect.
             (b) Cashless Right to
Convert Warrant into Common Stock.
In addition to and without
limiting the rights of the Holder
hereof under the terms of this
Warrant, the Holder may elect to
receive,
without the payment by the Holder
of the Warrant Price, Warrant
Shares equal to the value of this
Warrant
or any portion hereof by the
surrender of this Warrant (or such
portion of this Warrant being so
exercised)
together with the Warrttn Exercise
Notice annexed hereto as Appendix
A duly executed and completed, at
the office of the Company, or such
other office or agency of the
Company as it may reasonably
designate
by written notice to the Holder,
during normal business hours on
any Business Day.  Thereupon, the
Company shall issue to the Holder
such number of fully paid, validly
issued and nonassessable Warrant
Shares, as is computed using the
following formula:

X= Y(A-B)
A

where

                    X =	the number
of shares of Common Stock to be
issued to the Holder (or such
other person or persons as
directed by the Holder, subject to
compliance with all applicable
laws) upon such
exercise of the rights under this
Section 1(b)

                    Y =	the total
number of shares of Common Stock
covered by this Warrant which
the Holder has surrendered for
cashless exercise

                    A =	the ?Fair
Market Value? of one share of
Common Stock on the date that the
Holder delivers the Net Issue
Election Notice to the Company as
provided herein

                    B =	the
Warrant Price in effect under this
Warrant on the date that the
Holder
delivers the Net Issue Election
Notice to the Company as provided
herein

The ?Fair Market Value? of a share
of Common Stock as of a particular
date (the ?Valuation Date?) shall
mean the following:

                    (i)	if the
Common Stock is then listed on a
national securities exchange, the
average closing sale price of one
share of Common Stock on such
exchange over the ten (10) trading
days
ending on the last trading day
prior to the Valuation Date;
provided that if such stock has
not traded in the
ten (10) consecutive trading days
prior to the Valuation Date, the
Fair Market Value shall be the
average
closing price of one share of
Common Stock in the most recent
ten (10) trading days during which
the
Common Stock has traded prior to
the Valuation Date;

                    (ii)	if
the Common Stock is then included
in The Nasdaq Stock Market, Inc.
(?Nasdaq?), the average closing
sale price of one share of Common
Stock on Nasdaq over the ten (10)
trading days ending on the last
trading day prior to the Valuation
Date or, if no closing sale price
is available
for any of such ten (10) trading
days, the closing sale price for
such day shall be determined as
the average
of the high bid and the low ask
price quoted on Nasdaq as of the
end of such tenth (10th) trading
day;
provided that if the Common Stock
has not traded in the ten (10)
consecutive trading days prior to
the
Valuation Date, the Fair Market
Value shall be the average closing
price of one share of Common Stock
in
the most recent ten (10) trading
days during which the Common Stock
has traded prior to the Valuation
Date;

                    (iii)	If
the Common Stock is then included
in the Over-the-Counter Bulletin
Board, the average closing sale
price of one share of Common Stock
on the Over-the-Counter Bulletin
Board over the ten (10) trading
days ending on the last trading
day prior to the Valuation Date
or, if no
closing sale price is available
for any of such ten (10) trading
days, the closing sale price for
such day shall
be determined as the average of
the high bid and the low ask price
quoted on the Over-the-Counter
Bulletin
Board as of the end of such tenth
(10th) trading day; provided that
if the Common Stock has not traded
in
the ten (10) consecutive trading
days prior to the Valuation Date,
the Fair Market Value shall be the
average
closing price of one share of
Common Stock in the most recent
ten (10) trading days during which
the
Common Stock has traded prior to
the Valuation Date;

                    (iv)	if
the Common Stock is then included
in the ?pink sheets?, the average
closing sale price of one share of
Common Stock on the ?pink sheets?
over the ten (10) trading days
ending
on the last trading day prior to
the Valuation Date or, if no
closing sale price is available
for any of such
ten (10) trading days, the closing
sale price for such day shall be
determined as the average of the
high bid
and the low ask price quoted on
the ?pink sheets? as of the end of
such tenth (10th) trading day;
provided
that if the Common Stock has not
traded in the ten (10) consecutive
trading days prior to the
Valuation Date,
the Fair Market Value shall be the
average closing price of one share
of Common Stock in the most recent
ten (10) trading days during which
the Common Stock has traded prior
to the Valuation Date; or

             (v)	if the Common
Stock is not then listed on a
national securities exchange or
quoted on
Nasdaq or the Over-the-Counter
Bulletin Board or the ?pink
sheets?, the Fair Market Value of
one share of
Common Stock as of the Valuation
Date shall be determined in good
faith by mutual agreement of the
Board of Directors of the Company
(the ?Board?) and the Holder;
provided that if, in such case,
the Board
and the Holder are unable to agree
as to the Fair Market Value of a
share of Common Stock, such Fair
Market Value shall be determined
by an investment banker of
national reputation selected by
the Company
and reasonably acceptable to the
Holder, the fees and expenses of
which shall be borne by the
Company.
             1.3.	Partial
Exercise.  This Warrant may be
exercised in part (but not for a
fractional
share) by surrender of this
Warrant in the manner and at the
place provided in subsection 1.2
except that the
amount payable by the Holder on
such partial exercise shall be the
amount obtained by multiplying (a)
the
number of whole shares of Common
Stock designated by the Holder in
the Subscription Form by (b) the
Purchase Price then in effect.
Any partial exercise hereunder
shall be in increments of 1,000
common
shares and may not be for less
than 10,000 common shares at any
one partial exercise, except in
the case
that less than 10,000 shares in
total remain to be exercised
under this Warrant.  On any such
partial
exercise, the Company, at its
expense, will forthwith issue and
deliver to or upon the order of
the Holder
hereof a new Warrant of like
tenor, in the name of the Holder
hereof or as such Holder (upon
payment by
such Holder of any applicable
transfer taxes) may request, the
whole number of shares of Common
Stock
for which such Warrant may still
be exercised.
             1.4.	Company
Acknowledgment. The Company will,
at the time of the exercise of the
Warrant, upon the request of the
Holder hereof, acknowledge in
writing its continuing obligation
to afford to
such Holder any rights to which
such Holder shall continue to be
entitled after such exercise in
accordance
with the provisions of this
Warrant. If the Holder shall fail
to make any such request, such
failure shall not
affect the continuing obligation
of the Company to afford to such
Holder any such rights.
             1.5.	Trustee for
Warrant Holders. In the event that
a bank or trust company shall have
been appointed as trustee for the
Holder of the Warrants, such bank
or trust company shall have all
the
powers and duties of a warrant
agent (as hereinafter described)
and shall accept, in its own name
for the
account of the Company or such
successor person as may be
entitled thereto, all amounts
otherwise payable
to the Company or such successor,
as the case may be, on exercise of
this Warrant pursuant to this
Section 1.
       	1.6	Delivery of
Stock Certificates, etc. on
Exercise. The Company agrees that
the shares
of Common Stock purchased upon
exercise of this Warrant shall be
deemed to be issued to the Holder
hereof as the record owner of such
shares as of the close of business
on the date on which this Warrant
shall have been surrendered and
payment made for such shares as
aforesaid. As soon as practicable
after
the exercise of this Warrant in
full or in part, and in any event
within four (4) business days
thereafter, the
Company at its expense (including
the payment by it of any
applicable issue taxes) will cause
to be issued in
the name of and delivered to the
Holder hereof, or as such Holder
(upon payment by such Holder of
any
applicable transfer taxes) may
direct in compliance with
applicable securities laws, a
certificate or
certificates for the number of
duly and validly issued, fully
paid and non-assessable shares of
Common
Stock (or Other Securities) to
which such Holder shall be
entitled on such exercise,
together with any other
stock or other securities and
property (including cash, where
applicable) to which such Holder
is entitled
upon such exercise pursuant to
Section 1 or otherwise.
 	2.	Warrant Redemption.
Each Warrant entitles the holder
thereof to purchase at any time
until
the Expiration Date, one share
(subject to adjustment in
connection with any forward or
reverse stock split,
stock dividend, merger,
reorganization or similar event)
of Common Stock at a price per
share of $0.50 (the
?Exercise Price?). The holder of
any Warrant may exercise such
warrant by surrendering the
warrant to us,
with the notice of exercise
properly completed and executed,
together with payment of the
exercise price.
The Warrant may be exercised at
any time in whole or in part at
the applicable exercise price
until expiration
of the Warrant. On thirty (30)
days prior written notice to the
holder thereof, the Warrants are
callable by
Neptune in the event that the
closing bid price of Neptune?s
Common Stock is at least $1.25 for
a period of
ten (10) consecutive trading days.
Any Warrants not exercised
following the call, may thereafter
no longer
be exercised by the Holder and may
be redeemed by the Company for
$0.30 per Warrant upon thirty (30)
days written notice; provided,
however, if the Company does not
redeem the Warrants within 60 days
after
such a call, then the Warrants may
thereafter again be exercised by
the Holder in accordance with the
terms
of this Warrant.

       3.	Adjustment for
Reorganization, Consolidation,
Merger, etc.
             3.1.	Reorganization,
Consolidation, Merger, etc.  In
case at any time or from time to
time,
the Company shall (a) effect a
reorganization, (b) consolidate
with or merge into any other
person or
(c) transfer all or substantially
all of its properties or assets to
any other person under any plan or
arrangement contemplating the
dissolution of the Company, then,
in each such case, as a condition
to the
consummation of such a
transaction, proper and adequate
provision shall be made by the
Company
whereby the Holder of this
Warrant, on the exercise hereof as
provided in Section 1, at any time
after the
consummation of such
reorganization, consolidation or
merger or the effective date of
such dissolution, as
the case may be, shall receive, in
lieu of the Common Stock (or Other
Securities) issuable on such
exercise
prior to such consummation or such
effective date, the stock and
other securities and property
(including
cash) to which such Holder would
have been entitled upon such
consummation or in connection with
such
dissolution, as the case may be,
if such Holder had so exercised
this Warrant, immediately prior
thereto, all
subject to further adjustment
thereafter as provided in Section
4.
             3.2.	Dissolution.  In
the event of any dissolution of
the Company following the transfer
of all or substantially all of its
properties or assets, the Company,
prior to such dissolution, shall
at its
expense deliver or cause to be
delivered the stock and other
securities and property (including
cash, where
applicable) receivable by the
Holder of the Warrants after the
effective date of such dissolution
pursuant to
this Section 3 to a bank or trust
company (a "Trustee") having a
principal office in Florida, as
trustee for the
Holder of the Warrants.
             3.3.	Continuation of
Terms.  Upon any reorganization,
consolidation, merger or transfer
(and any dissolution following any
transfer) referred to in this
Section 3, this Warrant shall
continue in full
force and effect and the terms
hereof shall be applicable to the
Other Securities and property
receivable on
the exercise of this Warrant after
the consummation of such
reorganization, consolidation or
merger or the
effective date of dissolution
following any such transfer, as
the case may be, and shall be
binding upon the
issuer of any Other Securities,
including, in the case of any such
transfer, the person acquiring all
or
substantially all of the
properties or assets of the
Company, whether or not such
person shall have expressly
assumed the terms of this Warrant
as provided in Section 7.  In the
event this Warrant does not
continue in
full force and effect after the
consummation of the transaction
described in this Section 3, then
only in such
event will the Company's
securities and property (including
cash, where applicable) receivable
by the
Holder of the Warrants be
delivered to the Trustee as
contemplated by Section 3.2.
       3.4	Except for the
Excluded Issuances defined below,
in case at any time after the date
hereof
the Company shall in any manner
grant, issue or sell any stock or
security convertible into or
exchangeable
for Common Stock (?Convertible
Securities?) or any warrants or
other rights to subscribe for or
to purchase,
or any options for the purchase
of, Common Stock or any
Convertible Securities (such
warrants, rights or
options being called ?Options?),
whether or not the right to
convert, exchange or exercise any
such
Convertible Securities or such
Options are immediately
exercisable, and the price per
share for which
Common Stock is issuable upon the
conversion or exchange of such
Convertible Securities or upon the
exercise of such Options
(determined by dividing (i) the
sum of (x) the total amount, if
any, received or
receivable by the Company as
consideration for the issue or
sale of such Convertible
Securities or the
granting of such Options, plus (y)
the aggregate amount of additional
consideration, if any, payable to
the
Company upon the conversion or
exchange of all such Convertible
Securities or the exercise of all
such
Options, plus (z), in the case of
such Options to purchase
Convertible Securities, the
aggregate amount of
additional consideration, if any,
payable upon the conversion or
exchange of such Convertible
Securities,
by (ii) the maximum number of
shares of Common Stock issuable
upon the conversion or exchange of
all
such Convertible Securities, or
upon the exercise of such Options,
or upon the conversion or exchange
of
all such Convertible Securities
issuable upon the exercise of such
Options), shall be less than the
Exercise
Price in effect immediately prior
to the time of the issue or sale
of such Convertible Securities or
the
granting of such Options, then
the-existing Conversion Price
hereunder shall be automatically
reduced, as of
the close of business on the
effective date of such securities
issuance, to an Exercise Price
equal to the
lowest price per share at which
any additional shares of Common
Stock was issued or sold or deemed
to be
issued or sold in such securities
issuance, and such adjustment to
the Exercise Price shall take
effect
immediately as of the effective
date of such securities issuance.
For purposes of this Warrant, an
Excluded
Issuance shall be defined as, the
issuance of stock to employees of
the Company, pursuant to any
employee stock purchase, stock
option, stock bonus or other
benefit plan of the Company, or
the grant by
the Company of any option or
other right under any such plan,
shall not cause any adjustment of
the
amount of shares of Common Stock
that may be purchased hereunder

       4.	Extraordinary Events
Regarding Common Stock.  In the
event that the Company shall
(a) issue additional shares of the
Common Stock as a dividend or
other distribution on outstanding
Common
Stock, (b) subdivide its
outstanding shares of Common
Stock, or (c) combine its
outstanding shares of the
Common Stock into a smaller number
of shares of the Common Stock,
then, in each such event, the
Purchase Price shall,
simultaneously with the happening
of such event, be adjusted by
multiplying the then
Purchase Price by a fraction, the
numerator of which shall be the
number of shares of Common Stock
outstanding immediately prior to
such event and the denominator of
which shall be the number of
shares of
Common Stock outstanding
immediately after such event, and
the product so obtained shall
thereafter be
the Purchase Price then in effect.
The Purchase Price, as so
adjusted, shall be readjusted in
the same manner
upon the happening of any
successive event or events
described herein in this Section
4. The number of
shares of Common Stock that the
Holder of this Warrant shall
thereafter, on the exercise hereof
as provided
in Section 1, be entitled to
receive shall be adjusted to a
number determined by multiplying
the number of
shares of Common Stock that would
otherwise (but for the provisions
of this Section 4) be issuable on
such
exercise by a fraction of which
(a) the numerator is the Purchase
Price that would otherwise (but
for the
provisions of this Section 4) be
in effect, and (b) the denominator
is the Purchase Price in effect on
the date
of such exercise.
       5.	Certificate as to
Adjustments.  In each case of any
adjustment or readjustment in the
shares
of Common Stock (or Other
Securities) issuable on the
exercise of the Warrants, the
Company at its expense
will promptly cause its Chief
Financial Officer or other
appropriate designee to compute
such adjustment or
readjustment in accordance with
the terms of the Warrant and
prepare a certificate setting
forth such
adjustment or readjustment and
showing in detail the facts upon
which such adjustment or
readjustment is
based, including a statement of
(a) the consideration received or
receivable by the Company for any
additional shares of Common Stock
(or Other Securities) issued or
sold or deemed to have been issued
or
sold, (b) the number of shares of
Common Stock (or Other Securities)
outstanding or deemed to be
outstanding, and (c) the Purchase
Price and the number of shares of
Common Stock to be received upon
exercise of this Warrant, in
effect immediately prior to such
adjustment or readjustment and as
adjusted or
readjusted as provided in this
Warrant. The Company will
forthwith mail a copy of each such
certificate to
the Holder of the Warrant and any
Warrant Agent of the Company.
       6.	Reservation of Stock,
etc. Issuable on Exercise of
Warrant; Financial Statements.
The
Company will at all times reserve
and keep available, solely for
issuance and delivery on the
exercise of the
Warrants, all shares of Common
Stock (or Other Securities) from
time to time issuable on the
exercise of the
Warrant.  This Warrant entitles
the Holder hereof to receive on
written request copies of all
financial and
other information distributed or
required to be distributed to the
holders of the Company's Common
Stock.
       7.	Assignment; Exchange
of Warrant.  Subject to compliance
with applicable securities laws,
this Warrant, and the rights
evidenced hereby, may be
transferred by any registered
holder hereof (a
"Transferor"). On the surrender
for exchange of this Warrant, with
the Transferor's endorsement in
the form
of Exhibit B attached hereto (the
?Transferor Endorsement Form") and
together with an opinion of
counsel
reasonably satisfactory to the
Company that the transfer of this
Warrant will be in compliance with
applicable securities laws, the
Company at its expense, twice,
only, but with payment by the
Transferor of
any applicable transfer taxes,
will issue and deliver to or on
the order of the Transferor
thereof a new
Warrant or Warrants of like tenor,
in the name of the Transferor
and/or the transferee(s) specified
in such
Transferor Endorsement Form (each
a "Transferee"), calling in the
aggregate on the face or faces
thereof for
the number of shares of Common
Stock called for on the face or
faces of the Warrant so
surrendered by the
Transferor.  No such transfers
shall result in a public
distribution of the Warrant.
       8.	Replacement of
Warrant.  On receipt of evidence
reasonably satisfactory to the
Company of
the loss, theft, destruction or
mutilation of this Warrant and, in
the case of any such loss, theft
or destruction
of this Warrant, on delivery of an
indemnity agreement or security
reasonably satisfactory in form
and
amount to the Company or, in the
case of any such mutilation, on
surrender and cancellation of this
Warrant, the Company at its
expense, twice only, will execute
and deliver, in lieu thereof, a
new Warrant of
like tenor.
       9.	Warrant Agent.  The
Company may, by written notice to
the Holder of the Warrant, appoint
an agent (a ?Warrant Agent?) for
the purpose of issuing Common
Stock (or Other Securities) on the
exercise
of this Warrant pursuant to
Section 1, exchanging this Warrant
pursuant to Section 7, and
replacing this
Warrant pursuant to Section 8, or
any of the foregoing, and
thereafter any such issuance,
exchange or
replacement, as the case may be,
shall be made at such office by
such Warrant Agent.
       10.	Transfer on the
Company's Books.  Until this
Warrant is transferred on the
books of the
Company, the Company may treat the
registered holder hereof as the
absolute owner hereof for all
purposes, notwithstanding any
notice to the contrary.
       11.	Notices.   All
notices, demands, requests,
consents, approvals, and other
communications
required or permitted hereunder
shall be in writing and, unless
otherwise specified herein, shall
be (i)
personally served, (ii) deposited
in the mail, registered or
certified, return receipt
requested, postage prepaid,
(iii) delivered by reputable air
courier service with charges
prepaid, or (iv) transmitted by
hand delivery,
telegram, or facsimile, addressed
as set forth below or to such
other address as such party shall
have
specified most recently by written
notice.  Any notice or other
communication required or
permitted to be
given hereunder shall be deemed
effective (a) upon hand delivery
or delivery by facsimile, with
accurate
confirmation generated by the
transmitting facsimile machine, at
the address or number designated
below (if
delivered on a business day during
normal business hours where such
notice is to be received), or the
first
business day following such
delivery (if delivered other than
on a business day during normal
business
hours where such notice is to be
received) or (b) on the second
business day following the date of
mailing
by express courier service, fully
prepaid, addressed to such
address, or upon actual receipt of
such mailing,
whichever shall first occur.  The
addresses for such communications
shall be, if to the Company, to:
Neptune Industries, Inc., 21218
St. Andrews Blvd., #645, Boca
Raton, FL 33433. Telephone: 561-
482-
6408, Facsimile: 561-483-7821.

       12.	Miscellaneous.  This
Warrant and any term hereof may be
changed, waived, discharged or
terminated only by an instrument
in writing signed by the party
against which enforcement of such
change,
waiver, discharge or termination
is sought. This Warrant shall be
construed and enforced in
accordance with
and governed by the laws of
Florida.  Any dispute relating to
this Warrant shall be adjudicated
in the State
of Florida.  The headings in this
Warrant are for purposes of
reference only, and shall not
limit or otherwise
affect any of the terms hereof.
The invalidity or unenforceability
of any provision hereof shall in
no way
affect the validity or
enforceability of any other
provision.

       13. 	Limitations on
Exercise. Notwithstanding anything
to the contrary contained herein,
the
number of Warrant Shares that may
be acquired by the Holder upon any
exercise of this Warrant (or
otherwise in respect hereof) shall
be limited to the extent necessary
to insure that, following such
exercise
(or other issuance), the total
number of shares of Common Stock
then beneficially owned by such
Holder
and its Affiliates and any other
Persons whose beneficial ownership
of Common Stock would be
aggregated
with the Holder?s for purposes of
Section 13(d) of the 1934 Act,
does not exceed 4.99% (the
?Maximum
Percentage?) of the total number
of issued and outstanding shares
of Common Stock (including for
such
purpose the shares of Common Stock
issuable upon such exercise).  For
such purposes, beneficial
ownership shall be determined in
accordance with Section 13(d) of
the 1934 Act and the rules and
regulations promulgated
thereunder.  Each delivery of an
Exercise Notice hereunder will
constitute a
representation by the Holder that
it has evaluated the limitation
set forth in this Section and
determined that
issuance of the full number of
Warrant Shares requested in such
Exercise Notice is permitted under
this
Section.  The Company?s obligation
to issue shares of Common Stock in
excess of the limitation referred
to
in this Section shall be suspended
(and, except as provided below,
shall not terminate or expire
notwithstanding any contrary
provisions hereof) until such
time, if any, as such shares of
Common Stock
may be issued in compliance with
such limitation; provided, that,
if, as of 5:00 p.m., Florida time,
on the
Expiration Date, the Company has
not received written notice that
the shares of Common Stock may be
issued in compliance with such
limitation, the Company?s
obligation to issue such shares
shall terminate.
This provision shall not restrict
the number of shares of Common
Stock which a Holder may receive
or
beneficially own in order to
determine the amount of securities
or other consideration that such
Holder may
receive in the event of a
transaction contemplated in
Sections 3(b) or (c) of this
Warrant.  By written notice
to the Company, the Holder may (i)
waive the provisions of this
Section but any such waiver will
not be
effective until the 61st day after
such notice is delivered to the
Company, nor will any such waiver
effect
any other Holder of the Warrants
and (ii) increase or decrease the
Maximum Percentage to any other
percentage not in excess of 9.99%
specified in such notice; provided
that (A) any such increase will
not be
effective until the sixty-first
(61st) day after such notice is
delivered to the Company, and (B)
any such
increase or decrease will apply
only to the Holder and not to any
other holder of the Warrant


       IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written.

NEPTUNE INDUSTRIES, INC.



       By:
				Name:   Ernest D. Papadoyianis
       Title:  President & CEO

Witness:


___________________________________


Exhibit A

FORM OF WARRANT EXERCISE
(to be signed only on exercise of Warrant)
TO:  NEPTUNE INDUSTRIES, INC
The undersigned, pursuant to the provisions set forth in the attached
Warrant
(No.____), hereby irrevocably
elects to purchase (check applicable box):

___________    shares of the Common Stock covered by such Warrant; or
___________	the maximum number of shares of Common Stock covered by such
Warrant

__________ The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant, which is $0.50. Such payment takes the form of
$__________ in lawful money of the United States; or

__________ The undersigned hereby elects under Section 1.2 (b) of this Warrant to surrender the right to purchase [____________] shares of Common Stock pursuant to this Warrant and hereby requests the issuance of [_____________] shares of Common Stock. The certificate(s) for the shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below.


The undersigned requests that the certificates for such shares be issued in the name of, and delivered to _____________________________________________________ whose address is
_____________________________________________________________________
______________
_____________________________________________________________________
__

Taxpayer ID No. _____________________

The number of shares of Common Stock beneficially owned on the date of exercise is ____ less than or _____ equal to or more than five percent (5%) of the outstanding Common Stock of Neptune Industries,
Inc. (Check one)

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act") as provided in the Registration Rights
Agreement of the Company in favor of the Holder, or pursuant to an exemption from registration under the
Securities Act.

Dated:___________________

(Signature must conform to name of holder as specified on the face of the Warrant)



(Address)


Exhibit B


FORM OF TRANSFEROR ENDORSEMENT
(To be signed only on transfer of Warrant)
             For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the right represented by the within Warrant to purchase the percentage and number of shares of Common Stock of Neptune Industries, Inc. to which the within Warrant relates specified under the headings "Percentage Transferred" and
"Number Transferred," respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of Neptune Industries, Inc. with full power of substitution in the premises.

Transferees
Percentage Transferred
Number Transferred











Dated:  ______________, ___________



Signed in the presence of:


	(Name)


ACCEPTED AND AGREED:
[TRANSFEREE]



	(Name)


(Signature must conform to name of holder as specified on the face of the warrant)





	(address)



	(address)

9